[WINDROSE LOGO]



PRESS RELEASE

Contact:                                      Investors/Media:
Windrose Medical Properties Trust             The Ruth Group
Fred Farrar                                   Stephanie Carrington/Greg Tiberend
President and COO                             646 536-7017/7005
317 860-8213                                  scarrington@theruthgroup.com
                                              gtiberend@theruthgroup.com


                    WINDROSE MEDICAL PROPERTIES TRUST REPORTS
                           SECOND QUARTER 2003 RESULTS

SECOND QUARTER HIGHLIGHTS:

    - GENERATED FUNDS FROM OPERATIONS (FFO) OF $0.14 PER SHARE ON A FULLY DILUTED BASIS UP FROM $0.09 IN THE FIRST QUARTER 2003

    -   DECLARED QUARTERLY DIVIDEND OF $0.13 PER SHARE FOR THE SECOND QUARTER

    - CLOSED $68 MILLION MEDICAL PROPERTIES OF AMERICA (MPA) PORTFOLIO ACQUISITION ON MAY 16, 2003, POSITIONING THE COMPANY TO MEET THE SECOND HALF OF 2003 PREVIOUS DIVIDEND GUIDANCE

Indianapolis, Indiana, August 6, 2003 -Windrose Medical Properties Trust (NYSE:
WRS), a self-managed specialty medical properties REIT, announced today second quarter financial results for the period ended June 30, 2003.

For the second quarter, Windrose reported total rental revenues of $3,095,000 on a GAAP basis. Second quarter general and administrative expenses were $674,000, plus property management expense net of the pass through at the property level of $47,000, for a total of $721,000.

As of June 30, 2003, the non-cash charge associated with the interest rate swap was $75,000, which is also included as a charge in calculating the FFO and added back for the AFFO calculation. This figure fluctuates daily and is marked to market at the end of each quarter.

Net income available for common shareholders for the period on a GAAP basis was $98,000, or $0.02 per diluted share, impacted by FAS 141 for the substantial amortization of lease intangibles and the interest rate swap. Funds from operations (FFO), a widely accepted measure of REIT performance, comprised of net income plus depreciation and amortization from real estate, was $784,000, or $0.14 per diluted share. Adjusted funds


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Windrose Medical Properties Trust Reports Second Quarter 2003 Results
August 6, 2003                                                            Page 2


from operations (AFFO), comprised primarily of FFO adjusted for straight-line rent, the interest rate swap and minority interest, were $653,000.

As previously announced, Windrose declared a quarterly dividend of $0.13 per share for the second quarter ended June 30, 2003. The dividend is payable on August 20, 2003 to shareholders of record on August 11, 2003. The cash cost of the dividend was $739,000, which represents an FFO payout ratio of 94%.

During the second quarter, Windrose completed the $68 million MPA asset acquisition consisting of 12 multi-tenant office buildings located in Florida, Georgia, Tennessee and Texas. This transaction doubled Windrose's asset base to over $132 million.

The Company's property development subsidiary, HADC, reported a loss of $234,000 which includes a loss from operations of $46,000 and a one-time charge of $188,000 as part of a downsizing executed on June 30, 2003. After the downsizing and starting in the third quarter, overhead costs at HADC will decrease from $600,000 to $420,000. The Company continues to expect that HADC will breakeven in the third and fourth quarters.

"We are pleased with the quarterly rental revenue results which included six weeks of rental income from the MPA properties," commented Fred Farrar, President. "The $6.5 million acquisition of the medical office building on the Rush-Copley Medical Center campus has received the necessary zoning approvals from the local authority and should close in the coming weeks pending procedural documentation. We continue to focus our efforts on attaining the previous dividend guidance of $0.22 to $0.25 in the third and fourth quarters of 2003."

"We continue to believe that the optimum funding vehicle to support our growth is a combination of debt and equity. We will finalize our near-term funding strategy and amount in the third quarter while we aggregate attractive specialty medical property acquisitions to close in conjunction with a capital raise during the fourth quarter," remarked Fred Klipsch, Chairman and CEO.

Windrose will host a conference call to discuss second quarter results today at 10:30 a.m. Eastern Time (9:30 a.m. Central Time). The conference call will be accessible by telephone and through the Internet. Telephone access is available by dialing (877) 356-5651 for domestic callers, and (706) 679-3658 for international callers. The reservation number for both is 1623029. Those interested in listening to the conference call should dial into the call approximately 10 minutes before the start time. A live webcast of the conference call will be available online at www.windrosempt.com. Web participants are encouraged to go to the Web site at least 15 minutes prior to the start of the call to register, download, and install any necessary audio software. Listening to the webcast requires speakers and RealPlayer(TM) software, downloadable free at www.real.com.

In addition, a telephonic replay of the call will be available from August 6, 2003 - August 20, 2003. The replay dial-in numbers are (800) 642-1687 for domestic callers and (706) 645-9291 for international. Please use reservation code 1623029. After the

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Windrose Medical Properties Trust Reports Second Quarter 2003 Results
August 6, 2003                                                            Page 3


live webcast, the call will remain available on Windrose Medical Properties Trust's Web site, www.windrosempt.com, through September 6, 2003.

ABOUT WINDROSE
Windrose is a self-managed Real Estate Investment Trust (REIT) based in Indianapolis, Indiana with offices in Nashville, Tennessee. Windrose was formed to acquire, selectively develop and manage specialty medical properties, such as medical office buildings, outpatient treatment diagnostic facilities, physician group practice clinics, ambulatory surgery centers, specialty hospitals, outpatient treatment centers and other healthcare related specialty properties.

SAFE HARBOR
Some of the statements in this news release constitute forward-looking statements. Such statements include, in particular, statements about our beliefs, expectations, plans and strategies that are not historical facts. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond our control, which may cause our actual results to differ significantly from those expressed in any forward-looking statement. The factors that could cause actual results to differ materially from current expectations include financial performance and condition of our lessees, adverse changes in healthcare laws, changes in economic and general business conditions, competition for specialty medical properties, our ability to finance our operations, the availability of additional acquisitions, regulatory conditions and other factors described from time to time in filings we make with the Securities and Exchange Commission. The forward-looking statements contained herein represent our judgment as of the date hereof and we caution readers not to place undue reliance on such statements. We do not undertake to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise.

Windrose Medical Properties Trust Reports Second Quarter 2003 Results
August 6, 2003                                                            Page 4

                     WINDROSE MEDICAL PROPERTIES TRUST, INC.
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION
            FOR THE PERIODS ENDING JUNE 30, 2003, AND MARCH 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                        THREE MONTHS   THREE MONTHS
                                                            ENDED         ENDED
                                                           6/30/03       3/31/03
                                                        ------------   ------------
RENTAL OPERATIONS

Revenues
    Rent                                                   $ 2,799       $ 1,786
    Recoveries from tenants                                    296           125
                                                           -------       -------
        Total rental revenues                                3,095         1,911

Operating expenses
    Property taxes                                              99            90
    Property operating                                         434           126
    Interest expense                                           518           184
    Depreciation and amortization                              732           419
                                                           -------       -------
        Total operating expenses                             1,783           819

           OPERATING INCOME FROM RENTAL OPERATIONS           1,312         1,092

SERVICE OPERATIONS (HADC)

Revenues
    Development and project management fees                    761         2,064

Expenses
    Cost of sales and project costs                            591         1,879
    General and administrative expenses                        404           497
                                                           -------       -------
        INCOME (LOSS) FROM SERVICE OPERATIONS                 (234)         (312)

GENERAL AND ADMINISTRATIVE EXPENSES
    Corporate and rental operations                            674           618
    Property Management                                         47            --
                                                           -------       -------
        Total general and administrative expenses              721           618

    Operating income (loss)                                    357           162

OTHER INCOME (EXPENSE)
    Interest Income (expense)                                 (155)          (62)
    Loss on interest rate swap                                 (75)          (18)
    Other expense                                              (21)          (36)
                                                           -------       -------
        Total other income (expense)                          (251)         (116)
                                                           -------       -------

           NET INCOME BEFORE SUBSIDIARY TAXES AND
             MINORITY INTEREST                                 106            46

    Income tax benefit                                           0           109

    Minority interest in income ofcommon unit holders
      and other subsidiaries                                    (8)          (10)
                                                           -------       -------
        NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS       $    98       $   145
                                                           =======       =======
    Weighted average shares of common
    stock outstanding
        - Basic                                              5,692         5,692
        - Diluted                                            6,054         6,054

    NET INCOME PER COMMON SHARE
        - BASIC AND DILUTED                                $  0.02       $  0.03


Windrose Medical Properties Trust Reports Second Quarter 2003 Results
August 6, 2003                                                            Page 5

                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION
            FOR THE PERIODS ENDING JUNE 30, 2003 AND MARCH 31, 2003
                             (DOLLARS IN THOUSANDS)


                                                                     THREE MONTHS    THREE MONTHS
                                                                         ENDED          ENDED
                                                                       6/30/2003      3/31/2003
                                                                     ------------    ------------
Funds from operations(1) (FFO):
    Net income                                                           $  98          $ 145
    Add back (deduct):
        Lease intangibles amortization and depreciation expense            732            419
        Minority interest share of depreciation and amortization           (46)           (28)
                                                                         -----          -----
    FUNDS FROM OPERATIONS (FFO)                                          $ 784          $ 536

    FFO PER COMMON SHARE
        - BASIC AND DILUTED                                              $0.14          $0.09

                     WINDROSE MEDICAL PROPERTIES TRUST, INC.
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                       FOR THE PERIOD ENDING JUNE 30, 2003
                             (DOLLARS IN THOUSANDS)

                                                                      THREE MONTHS
                                                                          ENDED
                                                                        6/30/2003
                                                                      ------------
ADJUSTED FUNDS FROM OPERATIONS (AFFO)
    Funds from operations (FFO)                                           $784
    Add back (deduct):
        Straight-line rent adjustment                                     (223)
        Loss on Interest Rate Swap                                          75
        Minority interest share of straight-line rent adjustment            17
                                                                         -----
   ADJUSTED FUNDS FROM OPERATIONS (AFFO)                                 $ 653


Windrose Medical Properties Trust Reports Second Quarter 2003 Results
August 6, 2003                                                            Page 6


     RECONCILIATION OF NET INCOME TO CASH FLOWS USED IN OPERATING ACTIVITIES

                                                       THREE MONTHS
                                                           ENDED
                                                          6/30/03
                                                       ------------
NET INCOME                                                 $  98

Adjustments to reconcile net income to net cash
 provided by operating activities
    Depreciation and amortization                            732
    Deferred income taxes
    Loss on interest rate swap                                75
    Amortization of deferred financing fees                   31
    Minority interest in earnings                              8
    Increase (decrease) in cash due to changes in:
        Construction payables, net                           (31)
        Straight line rent receivable                       (223)
        Revenue earned in excess of billings                  64
        Billings in excess of revenues earned               (141)
        Other accrued revenues and expenses                 (344)
                                                           -----
           CASH FLOWS USED IN OPERATING ACTIVITIES         $ 269


                 RECONCILIATION OF CASH FLOWS USED IN OPERATING
              ACTIVITIES TO ADJUSTED FUNDS FROM OPERATIONS (AFFO)

                                                                      THREE MONTHS
                                                                         ENDED
                                                                        6/30/03
                                                                      ------------
Cash flows used in operating activities                                   $269
   Add:
      Non-income Operating Cash Flows:
        Deferred income taxes
        Construction payables, net                                          31
        Billings in excess of revenues earned                              141
        Other accrued revenues and expenses                                344

   Deduct:
      Non-income Operating Cash Flows:
        Amortization of deferred financing fees                            (31)
        Minority interest in earnings                                       (8)
        Revenues earned in excess of billings                              (64)
        Minority interest share of depreciation and amortization
          and straight line rental income                                  (29)
                                                                         -----
   Adjusted Funds From Operations                                        $ 653
                                                                         -----

Windrose Medical Properties Trust Reports Second Quarter 2003 Results
August 6, 2003                                                            Page 7

                     WINDROSE MEDICAL PROPERTIES TRUST, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                       6/30/2003       3/31/2003
                                                       ---------       ---------
Cash and cash equivalents                                 1,325            5,768
Cash on deposit for acquisitions in progress                 --            1,000
Net real estate assets                                  135,014           63,146
Other assets                                              5,828            3,247
                                                       --------         --------
    TOTAL ASSETS                                       $142,167         $ 73,161
Secured Debt                                             77,567            9,619
Payables and other liabilities                            4,000            2,229
Minority interest                                         3,720            3,791
Shareholders' equity                                     56,880           57,522
                                                       --------         --------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $142,167         $ 73,161


(1) The Company's management considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be useful performance and liquidity measures because FFO and AFFO, together with net income and cash flows, provide investors with an additional basis to evaluate the ability of the Company to incur and service debt and to fund capital expenditures and distributions to shareholders and unit holders. The Company calculates FFO and AFFO based on the definitions that were adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). FFO, as defined by NAREIT, represents net income (loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus certain non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT defines AFFO as "In addition to subtracting from FFO normalized recurring real estate expenditures and other non-cash items, AFFO is usually derived by also subtracting nonrecurring expenditures."

    The Company's calculations of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts ("REITs") due to the fact that not all REITs use the same definitions. FFO and AFFO should not be considered as alternatives to net income as indicators of the Company's operating performance or alternatives to cash flows as measures of liquidity. FFO and AFFO do not measure whether cash flow is sufficient to fund all of the Company's cash needs, including principal amortization, capital expenditures, and distributions to shareholders and unit holders. Additionally, FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP.